UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________

Form 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: August 12, 2004
(Date of earliest event reported)

MEDVEST HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Ohio	333-112848	31-1750092
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2231 Rutherford Road
Carlsbad, California 92008
(Address of principal executive offices and zip code)

(760) 602-4400
(Registrant's telephone number, including area code)

ITEM 5.         OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 12, 2004, the Company’s Board of Directors elected Alan L. Heller to the Board.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedVest Holdings Corporation

Date: August 12, 2004	By:	/s/ Michael I. Dobrovic
Michael I. Dobrovic
Executive Vice President and Chief Financial Officer